UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2024, Mao Zhang, the Founder and Chief Executive Officer of Stellars Capital, joined the Board of Directors (the “Board”) of the Company as a Class I director. The appointment to the Board was effective immediately. As a Class I director, the initial term of Mr. Zhang as director will run until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his resignation or removal.

In connection with his appointment, the Company will grant Mr. Zhang, on the fifth business day following his appointment, stock options with a value of $25,000 at the grant date that will vest in full in equal quarterly increments over a period of one year from the grant date. In addition, for his service, Mr. Zhang will receive compensation commensurate with that received by the Company’s other non-employee directors, which as may be modified by the Board from to time, currently includes annual compensation of cash fees of $20,000 to be paid in quarterly increments, and an annual grant of stock options, granted on the fifth business day following the Corporation’s annual stockholders meeting, with a value of $25,000 at the grant date to vest in full in equal quarterly increments over a period of one year from the grant date. In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and committee meetings.

Mr. Zhang does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or officer.

On August 27, 2024, the Company issued a press release regarding the appointment of Mr. Zhang and related matters. The full text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release issued by Harvard Apparatus Regenerative Technology, Inc. on August 27, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
(Registrant)

August 27, 2024	/s/ Joseph Damasio
(Date)	Joseph Damasio
Chief Financial Officer

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